EXHIBIT 10.5

               AGREEMENT FOR PURCHASE AND SALE OF BUSINESS ASSETS

                                FRONTIER INTERNET

         This Agreement is made this 8th day of July, 2003 between DurangoNet, Inc. 777 Main Avenue, Durango, Colorado 81301, a Colorado corporation d/b/a/ Frontier Internet, Inc., a wholly owned subsidiary of Internet Ventures, Inc. ("Seller") and Brainstorm Industries, Inc. or a wholly owned subsidiary of Brainstorm Industries, Inc. to be organized by Brainstorm Industries, Inc. ("Buyer").

                                    Recitals

         A. Seller is the owner of a business known as Frontier Internet, located at 777 Main Avenue, Durango, Colorado 81301 (the "Business").

         B. Buyer desires to purchase from Seller and Seller desires to sell to Buyer, on the terms and subject to the conditions of this Agreement, the properties of Seller that are described in Section 1 of this Agreement.

                                    Agreement

         Now, therefore, in consideration of the mutual covenants of this Agreement, the parties agree as follows:

         PURCHASE AND SALE OF ASSETS

         1. Sale of Assets. Subject to the terms and conditions of this Agreement, Seller agrees to sell, assign and deliver to Buyer, and Buyer agrees to purchase from Seller, all the following, which are collectively referred to as the "Business Assets":

                  a. All tangible customers, personal property, furniture, fixtures, equipment, domain names, current and past customer lists of broadband/New Edge customers, billing and accounting systems, supplies, supplier contracts, accounts receivable, goodwill, and other assets owned by Seller and used in connection with the Business on the date of this Agreement, plus all additions and replacements added prior to Closing, including but not limited to the items described on Exhibit "A".

                  b. All intangible personal property owned by Seller and used in connection with the Business, including but not limited to any rights Seller has in the use of the trade name or trademark "Frontier Internet", all Domain Names and websites, including but not limited to the website located at http://www.frontier.net and all information posted thereon, licenses, copyrights, telephone numbers, and all other intellectual property rights used in the Business.

                  c.The right to the assignment of the existing leases for the Business premises located at at the following addresses:

                  1 West Main Street                  777 Main Avenue
                  Cortez, CO  81321                   Durango, CO  81301



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


                  Four Seasons Mall                   634 Main Street
                  16367 S. Townsend                   Suite 1
                  Montrose, CO  81401                 Grand Junction, CO  81501


         2. Consideration. The full purchase price for the Business Assets is $1,300,000 which shall be paid as follows:

              a. Within twenty-four (24) hours of the execution of this Agreement by both parties, Buyer will wire transfer the sum of $150,000 as an earnest money deposit, which shall be applied by Seller at Closing to the purchase price. This deposit will be fully refundable to buyer within 1 week of buyer's written notification to Escrow Agent (as defined herein) of the termination of this Agreement pursuant to paragraph 14a. J. Holt Smith Esq. will serve as escrow agent ("Escrow Agent") for Buyer and Seller. Funds will be applied by Escrow Agent pursuant to this agreement and the relevant provision of this Agreement shall constitute escrow instruction to Escrow Agent. Any matters not covered by these instructions which may arise in connection with this transaction are the responsibility of the parties and shall be handled outside of the escrow. Should Escrow Agent become involved in any litigation, including interpleader brought by it, all parties will be jointly and severally liable to Agent for all costs, expenses and attorney's fees which it may incur by reason of such litigation.

              b. Provided this Agreement has not otherwise been terminated, within twenty-four (24) hours after the Due Diligence Completion Date defined in Section 14a, Buyer will wire transfer an additional deposit of $150,000 to Escrow Agent. Upon Escrow Agent's receipt of the wire transfer described in this Section 2(b), the deposits described in this Section 2(b) shall become nonrefundable to Buyer unless Seller breaches any term or provision of this Agreement.

              c. $1,000,000 to be paid by Buyer at Closing by certified check or wire transfer.

         3. No Assumption of Liabilities. Buyer does not assume any of Seller's contracts or other liabilities or obligations of any kind. Should Buyer desire to assume certain lease agreements, vendor contracts, employee contracts, etc., Buyer will notify Seller by the Due Diligence Completion Date defined in Section 14a.

         4. Allocation of Purchase Price. The purchase price of the Business Assets shall be as follows:

                 Customers                                       $1,000,000

                 Furniture, fixtures, and equipment              $100,000
                 Non-competition agreement                       $100,000
                 Domain names, licenses,  goodwill, and other    $100,000
                 intangibles

                 TOTAL                                           $1,300,000



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


Each of the parties agrees to report this transaction for federal tax purposes in accordance with this allocation of the purchase price. If either party treats any item in a manner inconsistent with this provision, that party shall indemnify and hold the other party harmless from all resulting tax liability, penalties, interest, and additional assessments asserted by the applicable taxing authorities, together with reasonable attorney's and accountant's fees incurred in connection with any examination, appeal, protest, negotiation, or litigation regarding that liability.

         5. Taxes. Buyer shall pay all sales and use taxes arising out of this transfer of the Business Assets.










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


         REPRESENTATIONS AND WARRANTIES OF SELLER

         6. Warranties. Seller represents and unconditionally warrants to Buyer that on the date of this Agreement and the date of Closing:

                  a. Seller is the owner, beneficially and of record, of all of the Business Assets, free and clear of all liens, encumbrances, security agreements, equities, taxes, options, claims charges, and restrictions. Seller has the right to list and display all content on its websites and does not use or infringe upon the trademarks of third parties in connection with the operation of its websites.

                  b. The zoning for the premises on which the Business is operated permits the presently existing improvements and the continuation of the Business presently being conducted.

                  c. Exhibit A to this Agreement is a complete and accurate schedule describing all machinery, equipment, furniture, and other assets used by Seller in the operation of the Business. No personal property used by Seller in connection with the operation of the Business is held under any lease, security agreement, conditional sales contract, or other title retention or security arrangement, or is located other than in the possession of Seller on the Business premises, unless so noted on Exhibit A. Seller shall assign to Buyer at Closing any and all warranties relating to the equipment.

                  d. There are no employment contracts, collective bargaining agreements, pension, retirement, bonus, profit-sharing, stock option or other agreements or arrangements providing for remuneration or benefits for employees of the Business to which Seller is a party or by which Seller is bound.

                  e. There is no suit, action, arbitration, or legal, administrative, or other proceeding or governmental investigation pending or threatened against or affecting the operation of the Business, or any part of the Business Assets, except as otherwise provided in this Agreement. The Business and the Business premises are in full compliance with all applicable laws and regulations.

                  f. Seller has the right, power, legal capacity, and authority to enter into, and perform its obligations under this Agreement, and no additional approvals or consents of any persons are necessary in connection with it.

                  g. None of the representations and warranties made by Seller or made in any financial statements or memorandum furnished or to be furnished by any of them, or on their behalf, contains or shall contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

                  h. Seller agrees that at the time of Closing the Business shall be operational and shall have sufficient inventory and supplies to that Buyer may continue the Business in the same fashion as Seller.

                  i. There has been no work performed in or about the Business premises or materials furnished thereto which would give rise to a mechanic's lien.

                  j. There are no material, structural, mechanical, operating, or other defects actually known to Seller and pertaining to the Business that have not been disclosed to Buyer. To Seller's actual knowledge, or the actual knowledge of its officers and directors, there are no requirements or recommendations by any mortgagee, insurance company, or governmental body or agency requiring or recommending any repairs or work to be done on the Business premises.

                  k. The tangible personal property and fixtures listed on Exhibit A shall be in operating order at the time of Closing. The entire Business premises shall be thoroughly clean at the time of Closing, at Seller's expense.

                  l. Seller is in full compliance with all applicable federal, state, and local laws, rules, and regulations relating to environmental regulations and to the disposal of waste products (including but not limited to those products defined as hazardous waste under applicable laws). Seller does not lease, own, or operate a facility on and has not leased, owned or operated a facility on, any land or real property subject to any environmental contamination, violation, requirement for cleanup, or any other environmental remediation.

         7. Warranties at Closing. All representations and warranties of Seller in this Agreement and in any written statements delivered to Buyer by Seller under this Agreement shall also be true and correct as of the Closing as if made on that date, and shall survive the Closing.

         8. Reliance on Representations. The foregoing representations and warranties have been made by Seller to Buyer and Buyer has relied on them and they form a material consideration and inducement to Buyer to enter into this Agreement. Any breach of these warranties, whether before or after Closing, shall entitle Buyer to damages or any other remedy available in law or in equity.

         BUYER'S REPRESENTATIONS AND WARRANTIES

         9. Warranties. Buyer unconditionally represents and warrants to Seller that it is legally capable of entering into this Agreement and of performing all of its obligations hereunder.

         SELLER'S OBLIGATIONS BEFORE CLOSING

         10. Seller's Covenants. Seller covenants that from the date of this Agreement until the Closing:

                  a. Buyer and its counsel, accountants, and other representatives shall have full access during normal business hours to all properties, books, records, server hardware configurations, all aspects of network design / implementation, electronic billing systems, transaction settlement systems (credit cards, ACH), overall billing systems, technical support systems, accounting systems, inventory systems and any other systems pertaining to the operation of the Business. Seller shall furnish to Buyer and its representatives all data and information concerning the operation of the Business that may reasonably be requested.

                  b. Seller shall use its best efforts to preserve its present relationships with suppliers, customers, and others having relationships with the Business. Seller will allow Buyer to oversee all operations including, but not limited to, Network Support, Customer Service, Tech Support and Collections.

                  c. At the request of Buyer, Seller shall document and describe any of its trade secrets, processes, or business procedures specified by Buyer, in form and content satisfactory to Buyer, which requests shall be made within six months after Closing.

         11. Training. Seller agrees to allow Buyer to be on the Business premises upon signing of this Agreement and to give Buyer any requested information about procedures used by Seller in operating the Business.

         12. Tax Certificate. Seller shall provide at or before Closing a current tax certificate from the county treasurer relating to the personal property related to this transaction.

         BUYER'S OBLIGATIONS BEFORE CLOSING

         13. Confidentiality. Buyer agrees that, unless and until the Closing has been consummated, Buyer shall not disclose any data and information obtained in connection with this Agreement to any third party except his professional advisors and potential lenders, and shall not use to the detriment of Seller any such data and information..

         CONDITIONS PRECEDENT TO PURCHASER'S PERFORMANCE

         14. Conditions. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction, at or before Closing, of all the conditions set out below in this article. Buyer may waive any or all of these conditions in writing in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies, at law or in equity, if Seller shall be in default of any of their representations, warranties, or covenants under this Agreement. If any contingency is neither met nor waived by the time of Closing, then the Buyer may terminate this Agreement by written notice to Seller, in which case all the earnest money deposit paid by Buyer shall be refunded to Buyer, and both parties shall be relieved of any further obligation under this Agreement.

                  a. Financial Review. Buyer's receipt on or before July 22, 2003, of copies of: (i) audited operating profit and loss statements for calendar year 2002 and year to date 2003; (ii) audited annual balance sheets for calendar year 2002 and a current balance sheet;
         (iii) payroll information for year to date 2003; (iv) the lease agreements for the Business premises; (v) monthly customer billing reports detailing number of customers and amounts billed and collected for the 24 months ended June 30, 2003 and (vi) monthly accounts receivable aging reports for the 12 months ended June 30, 2003; (vii) copies of contracts with Qwest and Velocity West/ICG. Buyer shall determine on or before July 25, 2003, or the date that is seven days after Buyer's receipt of all documents listed in this Section 14 ("Due Diligence Completion Date"), that the purchase of the Business is economically viable, desirable and that representations made by Seller at the time of the signing of this Agreement are materially accurate. If, at the sole discretion of the Buyer, Buyer determines that the Business is not economically viable, desirable or that representations made by Seller at the time of the signing of this Agreement are not materially accurate, Buyer shall notify Seller in writing of this determination by the Due Diligence Completion Date, this Agreement shall become null and void, and the deposit described in paragraph 2a of this Agreement shall be refunded to Buyer within 1 week. If Buyer does not give written notice of its determination of a lack of economic viability or desirability to Seller on or before the Due Diligence Completion Date, this contingency shall be waived.

                  b. Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by the Seller in this Agreement or in any written statement that shall be delivered to Buyer by any of them under this Agreement shall be true on and as of the Closing date as though made at that time.

                  c. Performance of Seller. Seller shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or compiled with by it on or before the Closing date.

                  d. No Material Changes. During the period from today to the Closing date, there shall not have been any material adverse change in the financial condition or the results of operations of the Business.

                  e. Lease Assignment and Review. The Buyer shall have obtained the written approval of the landlord(s) of those Business premises for which Buyer chooses to receive an assignment of lease to a revised lease or lease assignment in form satisfactory to the Buyer.

         CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE

         15. Conditions. The obligations of Seller to sell and transfer the Business Assets under this Agreement are subject to the satisfaction, at or before the Closing, of all the following conditions:

                  a. Buyer's Warranties. All representations and warranties by Buyer contained in this Agreement or in any written statement delivered by Buyer under this Agreement shall be true on and as of the Closing as though such representations and warranties were made on and as of that date.

                  b. Buyer's Performance. Buyer shall have performed and complied with all covenants and agreements, and satisfied all conditions that it is required by this Agreement to perform or satisfy before or at the Closing.

         THE CLOSING

         16. Closing. The consummation of the sale of the Business Assets by Seller shall constitute the "Closing." Unless otherwise agreed in writing by the parties, the Closing shall take place on or before July 31, 2003 at the law offices of Goldman, Robbins and Rogers, 679 E. 2nd Avenue, Durango, Colorado between the hours of 10:00 A.M. and 2:00 P.M.

         17. Transaction. At the Closing, Seller shall deliver to Buyer:

                  a. For the Business Assets, Seller shall execute and deliver to Buyer a bill of sale in the same form and with the same terms as Exhibit B

                  b. For the lease, an assignment duly executed by Seller and lessor, in the form and with the same terms as Exhibit C.

                  c. For the equipment leases, an assignment duly executed by Seller and lessor, in the form and with the same terms as Exhibit D.

                  d. For all other intangibles, assignments as necessary to transfer such assets.

         Each party, at any time before or after the Closing date, shall execute, acknowledge, and deliver any further deeds, assignments, conveyances, and other assurances, documents and instruments of transfer, reasonably requested by the other and shall take any other action consistent with the terms of this Agreement that may reasonably be requested by Buyer for the purpose of transferring to Buyer, or reducing to possession, any property to be transferred by this Agreement.

         At Closing, the Buyer shall deliver to Seller the funds described in section 2 of this Agreement.

         18. Prorations. General property taxes and any other continuing obligations shall be prorated to the date of Closing. The Seller shall receive from the Buyer, as a Closing adjustment, the amount of the security deposit being held by the landlord of any business premises for which Buyer assumes the lease. All the expenses and income for the day of Closing shall be charged to the Seller.

         19. Payment of Encumbrances. Any encumbrance required to be paid on assets set forth on Exhibigt A shall be paid by Seller in full at or before closing from the proceeds of this transaction or from any other source.

         BUYER'S OBLIGATIONS AFTER CLOSING

         20. Buyer's Indemnity. Buyer shall indemnify, defend, and hold Seller harmless against all claims, losses, expenses, and damages, including interest, penalties, and reasonable attorneys' fees through all appeals, that Seller shall incur, which are caused by Buyer's operation or ownership of the Business after Closing or by any breach of or failure by Buyer to perform, or the untruth of any of Buyer's representation, warranties, or agreements in this Agreement or in any certificate, exhibit, or other instrument furnished or to be furnished by Buyer under this Agreement. Buyer shall have the opportunity to undertake the prompt and diligent defense of Seller with competent counsel of Buyer's choice. In the event Buyer assumes Seller's defense, Seller shall retain the right to participate in the defense at Seller's own expense.

         SELLER'S OBLIGATIONS AFTER CLOSING

         21. Seller's Indemnity. Seller shall indemnify, defend, and hold Buyer harmless against all claims, losses, expenses, and damages, including interest, penalties, and reasonable attorneys' fees through all appeals, that Buyer shall incur and which are caused by Seller's operation or ownership of the Business before Closing or by any breach of or failure by Seller to perform, or the untruth of any of Seller's representations, warranties, or agreements in this Agreement or in any certificate, exhibit, or other instrument furnished or to be furnished by Seller under this Agreement. Seller shall have the opportunity to undertake the prompt and diligent defense of Buyer with competent counsel of Seller's choice. In the event Seller assumes Buyer's defense, Buyer shall retain the right to participate in the defense at Buyer's own expense.

         22. Non-Competition. Beginning at Closing, as a material consideration for this contract, Seller, Internet Ventures, Inc., the officers, directors, and shareholders of Seller and of Internet Ventures, Inc. agree that for a period of 5 years after Closing, they shall not compete, directly or indirectly in the Internet Service Provider business, whether as employee, consultant, sole proprietor, shareholder, officer, director, partner, or in any other capacity. This covenant shall apply only within a 250 mile radius of Durango, Colorado and shall inure to the benefit of any successors to the Buyer. This covenant shall not be enforceable during any period while the Buyer or its successors are in default in this Agreement or after the Buyer and its successors have ceased doing business within the geographic area described in this subsection.

         It is agreed that any breach of this covenant would cause immediate and irreparable harm to Buyer and it is presumed that monetary damages would be impossible to determine. Therefore, the parties agree that upon any breach or threatened breach of this covenant, Buyer may obtain, in addition to any other relief allowed by the law or in equity, an appropriate restraining order.

         REMEDIES

         23. Time of the Essence. Times is of the essence, and if any payment or any other material condition is not made, tendered, or performed as provided, there shall be the following remedies:

                  a. If Buyer is in Default: All payments and things of value received hereunder shall be forfeited by Buyer and retained on behalf of Seller and both parties shall thereafter be released from all obligations hereunder. It is agreed that such payments and things of value are LIQUIDATED DAMAGES and (except as provided in the next section for attorney's fees and costs) are SELLER'S SOLE AND ONLY REMEDY for Buyer's failure to perform the obligations of this contract. Seller expressly waives the remedies of specific performance and additional damages.

                  b. If Seller is in Default: Buyer may elect to treat this contract as cancelled, in which case all payments and things of value received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this contract as being in full force and effect and Buyer shall have the right to specific performance or damages, or both.

         24. Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

         MISCELLANEOUS

         25. Conditions of and Damage to Business Assets. The Business Assets shall be conveyed in their present condition, ordinary wear and tear excepted. In the event the Business Assets shall be damaged by fire or other casualty prior to time of Closing, in an amount of not more than ten percent of the total purchase price, Seller shall be obligated to repair the same before Closing. In the event such damage is not repaired within said time or if the damages exceed such sum, this contract may be terminated at the option of Buyer. Should Buyer elect to carry out this contract despite such damage, Buyer shall be entitled to credit for all the insurance proceeds resulting from such damage to the Business Assets, not exceeding, however, the total purchase price.

         26. Headings. The subject headings for the sections and subsections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

         27. Modification and Waiver. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         28. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         29. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail certified, return receipt requested, postage prepaid, and properly addressed as follows:

   To Seller at:


   Internet Ventures, Inc.
   6171 W. Century Blvd., Suite 140
   Los Angeles, CA  90045


   With a copy to:
                                           Boesch Law Group
                                           Philip W. Boesch
                                           330 Washington Blvd., Suite 600
                                           Marina Del Rey, CA  90292

                                           J. Holt Smith
                                           1900 Avenue of the Stars, Suite 1450
                                           Los Angeles, CA  90067



   To Buyer at:

   Brainstorm Industries, Inc.
   640 Main Avenue  #201
   Durango, Colorado  81301

   With a copy to:                        Sheryl Rogers
                                          Goldman, Robbins & Rogers, LLP
                                          679 E. 2nd Avenue
                                          Durango CO 81301

Any party may change its address for purposes of this section by giving the other party written notice of the new address in the manner set forth above.

         30. Assignment. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, and successors. Any assignment without the written consent of all parties shall be void.

         31. Governing Law. This Agreement is made under, and is to be construed and enforced in accordance with the laws of the State of Colorado. Venue for any action arising out of this Agreement shall be in La Plata County, Colorado.

         32. Commission. Any commission that is generated by this transaction shall be paid by the Seller; the Buyer acknowledges that it has not contracted with any real estate sales agent in connection with this transaction.


         IN WITNESS WHEREOF, the parties to this Agreement have duly executed this Agreement.

                                 PURCHASER:
                                 Brainstorm Industries, Inc.
                                 By:  /s/ Calvin Cooke
                                 Date:   July 22, 2003

                                 SELLER:
                                 DurangoNet, Inc. d/b/a Frontier Internet, Inc.
                                 By:  /s/ Nyhl Henson
                                 Its:     President
                                 Date:   July 23, 2003


                                                 INDEX OF EXHIBITS


                       Exhibit A            List of Business Assets
                       Exhibit B            Bill of Sale
                       Exhibit C            Assignment of Lease
                       Exhibit D            Assignment of Equipment Lease

------------------------------------------------------------------------------------------------------------------------------------
Wireless Equipment                        Bayfield - Antenna on the high school          550.00 InUse           Bayfield School
------------------------------------------------------------------------------------------------------------------------------------
Wireless Equipment        Hopper Plus     Wireless Ethernet Bridge                     3,500.00 InUse           Bayfield School
------------------------------------------------------------------------------------------------------------------------------------
Printer                   epson           Elite 1212 Printer                             931.54 InUse           Cortez Office
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                                                                    95.00 InUse           Cortez Office
------------------------------------------------------------------------------------------------------------------------------------
Monitor                   NEC             CAS monitor 15"                                325.00 InUse           Cortez Office
------------------------------------------------------------------------------------------------------------------------------------
Monitor                   VIEW SONIC      17"  monitor on the main computer              225.00 InUse           Cortez Office
------------------------------------------------------------------------------------------------------------------------------------
Office Equipment          unknown         A 2 seat couch; see pic.                       325.00 InUse           Cortez Office
------------------------------------------------------------------------------------------------------------------------------------
Printer                   Brother         All in one printer, fax, copier.               325.00 Broken          Cortez Office
------------------------------------------------------------------------------------------------------------------------------------
AssetType                 Manufacturer    Description                             OriginalCost  ServiceType     Location
------------------------------------------------------------------------------------------------------------------------------------
Printer                   GCC             Used for  general  office  printing  in      3,200.00 InUse           Cortez Office
                                          Cortez.
------------------------------------------------------------------------------------------------------------------------------------
Work Station              Apple           IMac  used  for   troubleshooting   mac      1,250.00 InUse           Cortez Office
                                          calls.
------------------------------------------------------------------------------------------------------------------------------------
Bridge                    Wi-Lan          the hopper for the cortez office             1,500.00 InUse           Cortez Office
------------------------------------------------------------------------------------------------------------------------------------
Work Station              Gateway         Converted from FI Online Inventory           4,200.00 InUse           Cortez Office
                                          Gateway Solo 9300 Laptop with Port
                                          Replicator
                                          and docking station.
                                          Alan's computer
------------------------------------------------------------------------------------------------------------------------------------
Csu/Dsu                   Import          Import Series 300                              475.00 InUse         Cortez Wilson Building
                                          Used to connect Dunton Hot Springs to
                                          our  Cortez  POP  and  our  Cisco  2501
                                          there.
------------------------------------------------------------------------------------------------------------------------------------
Csu/Dsu                   Osicom          Osicom Routermate                              366.00 InUse         Cortez Wilson Building
------------------------------------------------------------------------------------------------------------------------------------
UPS                       TrippLite                                                      125.00 InUse         Cortez Wilson Building
------------------------------------------------------------------------------------------------------------------------------------
Bridge                    WiLAN           2.4 GHz radio                                  475.00 InUse         Cortez Wilson Building
------------------------------------------------------------------------------------------------------------------------------------
Router                    Cisco           Cisco  2500  router  now  used  for the      1,575.00 InUse         Cortez Wilson Building
                                          cortez T1's
------------------------------------------------------------------------------------------------------------------------------------
Router                    Cisco           Cisco 2501 Series Router                     1,100.00 InUse         Cortez Wilson Building
------------------------------------------------------------------------------------------------------------------------------------
Bridge                    WiLAN           915 MHz radio                                1,250.00 InUse         Cortez Wilson Building
------------------------------------------------------------------------------------------------------------------------------------
Wireless Equipment        MaxRad          West Top Antenna                               175.00 InUse         Durango West Building
------------------------------------------------------------------------------------------------------------------------------------
Wireless Equipment        Cushcraft       West Lower Antenna                             175.00 InUse         Durango West Building
                                          Model Number PC2415N
                                          Directional Antenna
------------------------------------------------------------------------------------------------------------------------------------


                                       13



Wireless Equipment        WiLan           WiLan 2.4 GHz Wireless Radio Bridge          1,775.00 InUse         Durango West Building
------------------------------------------------------------------------------------------------------------------------------------
Wireless Equipment        WiLan           WiLan 915 MHz Wireless Radio Bridge          1,500.00 InUse         Durango West Building
------------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory                    Cannibalized    Grand Junction NOC
                                          AC Unit
                                          A/C unit to cool NOC
-----------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory                    Cannibalized    Grand Junction NOC
                                          Fodder A/C Unit portable
                                          portable A/C unit for NOC
-----------------------------------------------------------------------------------------------------------------------------------
Router                    Cisco           cisco 2610 for core router                     500.00 InUse           Grand Junction NOC
-----------------------------------------------------------------------------------------------------------------------------------
Server                                    Converted from FI Online Inventory                    Cannibalized    Grand Junction NOC
                                          Vangogh.wic.net. linux webserver
                                          linux web hosting server
                                          dns primary for wic.net
-----------------------------------------------------------------------------------------------------------------------------------
Server                                    Converted from FI Online Inventory                    Cannibalized    Grand Junction NOC
                                          pentium  200 64megs ram 13gig hd and 30
                                          gig hd for tucows mirror server
                                          and News  relay  server,  plus  network
                                          monitoring
-----------------------------------------------------------------------------------------------------------------------------------
Server                                    p450 128megs Ram 8 gig scsi hd                        Cannibalized    Grand Junction NOC
                                          radius authentication
                                          mail   server  and   wic.net   homepage
                                          server.
-----------------------------------------------------------------------------------------------------------------------------------
Hub                                       Converted from FI Online Inventory              75.00 InUse           Grand Junction NOC
                                          Cisco 2820 switch
                                          NOC
-----------------------------------------------------------------------------------------------------------------------------------
Port Master               lucent          Converted from FI Online Inventory           3,868.00 InUse           Grand Junction NOC
                                          lucent portmaster pm3
                                          dial-up pools
-----------------------------------------------------------------------------------------------------------------------------------
Port Master                               Converted from FI Online Inventory                    InUse           Grand Junction NOC
                                          lucent pm2
                                          analog dial-in pools
-----------------------------------------------------------------------------------------------------------------------------------
Port Master                               Converted from FI Online Inventory                    InUse           Grand Junction NOC
                                          lucnet pm2
                                          analog dial-in pools
-----------------------------------------------------------------------------------------------------------------------------------
Port Master                               Converted from FI Online Inventory           3,868.00 InUse           Grand Junction NOC
                                          lucent portmaster
                                          Dial-up pools
-----------------------------------------------------------------------------------------------------------------------------------
Csu/Dsu                   adi             ADI CSU/DSU  Single Port CSU is used at        992.57 InUse           Grand Junction NOC
                                          the Walkerfield  tower in junction with
                                          the cisco 2501
-----------------------------------------------------------------------------------------------------------------------------------
Router                    Cisco           This  cisco  2501  is  located  at  the      1,200.00 InUse           Grand Junction NOC
                                          walkerfield  tower  for the PTP T1 link
                                          for wireless link to the net
-----------------------------------------------------------------------------------------------------------------------------------
Router                    cisco           Converted from FI Online Inventory           1,200.00 InUse           Grand Junction NOC
                                          Cisco 2610 Router With int /CSU
                                          Router for Newedge DSL
-----------------------------------------------------------------------------------------------------------------------------------
Router                    cisco           Converted from FI Online Inventory           1,200.00 InUse           Grand Junction NOC
                                          Cisco 2610 Router
                                          Core 2 Router for GJ's frames to DRO
-----------------------------------------------------------------------------------------------------------------------------------
Modem                                     Converted from FI Online Inventory                    InUse           Grand Junction NOC
                                          Compaq modem rack
                                          analog modem pool
-----------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             150.00 InUse          Grand Junction Office
                                          Mark-a-lot board
                                          Tech Classes
------------------------------------------------------------------------------------------------------------------------------------


                                       14



Furniture and Fixtures                    Converted from FI Online Inventory             225.00 InUse          Grand Junction Office
                                          Additions to my office
                                          1 file cab
                                          1 lamp
                                          1 fan
                                          keep files in
                                          to provide light
                                          to whip the air around
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory                    InUse          Grand Junction Office
                                          plain mapple desk
                                          Office manager
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             200.00 InUse          Grand Junction Office
                                          2 wooden  desks,one  folding  table,one
                                          book case4 chairs
                                          office use
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Conference Chairs                                0.00 InUse          Grand Junction Office
------------------------------------------------------------------------------------------------------------------------------------
Monitor                                   Converted from FI Online Inventory             225.00 Cannibalized   Grand Junction Office
                                          17'  Tektronics
                                          viewing
------------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory                    Broken         Grand Junction Office
                                          File holders(variety)
                                          to keep files in
------------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory                    Cannibalized   Grand Junction Office
                                          2 Black Trash cans
                                          To keep this place clean
------------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory             500.00 Cannibalized   Grand Junction Office
                                          netscape   and  IE   and  GE  are   the
                                          browsers and software.
                                          to browse
------------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory                    Broken         Grand Junction Office
                                          3 hole paper punch
                                          punch holes in paper
------------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory                    Cannibalized   Grand Junction Office
                                          White plastic shelf
                                          to keep cleaning supplies on
------------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory                   Broken          Grand Junction Office
                                          2 coffee pots
                                          to make coffee in or heat water
------------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory             25.00 Broken          Grand Junction Office
                                          Plastic tree
                                          no real plants grow in the dungeon
------------------------------------------------------------------------------------------------------------------------------------
Printer                   hp              Converted from FI Online Inventory           3,500.00 InUse          Grand Junction Office
                                          HP 850c
                                          printing  docs and  such.  Pics of dead
                                          fish.
------------------------------------------------------------------------------------------------------------------------------------
Work Station                              Converted from FI Online Inventory             Cannibalized          Grand Junction Office
                                          NT box. 200 cyrix, 1.7 HD 64 megs of
                                          ram. used for admin purposes.
------------------------------------------------------------------------------------------------------------------------------------
Work Station                              Converted from FI Online Inventory             750.00 InUse          Grand Junction Office
                                          cryix 200
                                          128 mgs ram
                                          6 gig

                                          Billing
------------------------------------------------------------------------------------------------------------------------------------


                                       15


Telephone Equipment                       Converted from FI Online Inventory             150.00 InUse          Grand Junction Office
                                          one comdial impact telephone
                                          office use
------------------------------------------------------------------------------------------------------------------------------------
Telephone Equipment                       Converted from FI Online Inventory             400.00 InUse          Grand Junction Office
                                          Comdial Impact multiline phone
                                          standard use
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory                    Cannibalized   Grand Junction Office
                                          Network print module
                                          for networking
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory             500.00 Cannibalized   Grand Junction Office
                                          Big Mouth Billy Bass
                                          to boost office moral' Be Happy'
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory                    InUse          Grand Junction Office
                                          Singer Vacum
                                          to keep floors clean
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory                    Cannibalized   Grand Junction Office
                                          Ingraham Clock
                                          to tell time
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory             150.00 InUse          Grand Junction Office
                                          8' Circulating Fan
                                          Poor attempt at cooling my office.
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory             150.00 InUse          Grand Junction Office
                                          Ethernet 10 Base-T 5-Port Hub
                                          Hook iMac and PC to network
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory                    Broken         Grand Junction Office
                                          Refrigerator
                                          to keep food and drinks cold
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory             220.00 InUse          Grand Junction Office
                                          2 Power/surge strips
                                          Power PC and iMac
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             300.00 InUse          Grand Junction Office
                                          Secretary Office Chair (worn)
                                          Tech Support
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             325.00 InUse          Grand Junction Office
                                          Metal Work Cabinet
                                          Tech Support
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             225.00 InUse          Grand Junction Office
                                          Light Oak 4 drawer File Cabinet
                                          Tech Support
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             225.00 InUse          Grand Junction Office
                                          Light Oak Desk with Credneza
                                          Tech Support
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             174.00 InUse          Grand Junction Office
                                          L shape Work Desk
                                          Tech Support
------------------------------------------------------------------------------------------------------------------------------------
Modem                     USRobotics      33.6 test modem                                225.00 InUse          Grand Junction Office
                          Sportster
------------------------------------------------------------------------------------------------------------------------------------
Monitor                                   Converted from FI Online Inventory             275.00 InUse          Grand Junction Office
                                          Tektronix
                                          Billing
------------------------------------------------------------------------------------------------------------------------------------
Monitor                                   Converted from FI Online Inventory             325.00 InUse          Grand Junction Office
                                          17' Tektronix
                                          Tech Support
------------------------------------------------------------------------------------------------------------------------------------


                                       16


Monitor                                   Converted from FI Online Inventory             350.00 InUse          Grand Junction Office
                                          15' Magitronic Including keyboard and
                                          mouse
                                          CAS Station. Tech Support
------------------------------------------------------------------------------------------------------------------------------------
Monitor                                   Converted from FI Online Inventory             375.00 Broken         Grand Junction Office
                                          15' VTech monitor
                                          Tech Support
------------------------------------------------------------------------------------------------------------------------------------
Peripheral Equipment      PC Connection   2 SDRAM 16X64 128 of Ram                        75.00 InUse          Grand Junction Office
------------------------------------------------------------------------------------------------------------------------------------
Printer                   hp              Converted from FI Online Inventory             475.00 InUse          Grand Junction Office
                                          HP DeskJet 660C
                                          Tech Support
------------------------------------------------------------------------------------------------------------------------------------
Printer                   HP              Converted from FI Online Inventory             550.00 InUse          Grand Junction Office
                                          HP Deskjet 672C Color Printer
                                          Tech Support
------------------------------------------------------------------------------------------------------------------------------------
Work Station                              Converted from FI Online Inventory             375.00 InUse          Grand Junction Office
                                          Cyrix 166, 64 mb ram, 3.6 gb free of
                                          4.2,cd-rom, 3 1/2 floppy, network
                                          card,ASOUND       AS-898      speakers,
                                          Gateway2000 keyboard, logitech mouse
                                          Tech support
                                          Windows 98
                                          Internet Explorer 5.5
                                          Netscape 4.74
                                          Tera Term SSH
                                          Pu
------------------------------------------------------------------------------------------------------------------------------------
Telephone Equipment                       Converted from FI Online Inventory                    Broken         Grand Junction Office
                                          Motorola Talkabout Cell Phone
                                          Tech support and Network alert
------------------------------------------------------------------------------------------------------------------------------------
Telephone Equipment                       Converted from FI Online Inventory                    Broken         Grand Junction Office
                                          comdial inpact phone system
                                          answering the phone
------------------------------------------------------------------------------------------------------------------------------------
Telephone Equipment                       Converted from FI Online Inventory              75.00 InUse          Grand Junction Office
                                          Mitsubishi T200 Digital Cell Phone
                                          Tech Support
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory                    Cannibalized   Grand Junction Office
                                          Royal 960 DP
                                          Calculator-Billing
------------------------------------------------------------------------------------------------------------------------------------
Fax Machine               Panasonic                                                      850.00 InUse          Grand Junction Office
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory              45.00 InUse          Grand Junction Office
                                          4 ft Folding table
                                          Classroom
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory                    InUse          Grand Junction Office
                                          Redwood Desk
                                          classroom
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory                    InUse          Grand Junction Office
                                          1 Conference Table
                                          Classroom
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory                    InUse          Grand Junction Office
                                          Maple hutch
                                          for billing
------------------------------------------------------------------------------------------------------------------------------------


                                       17


Furniture and Fixtures                    Converted from FI Online Inventory             270.00 InUse          Grand Junction Office
                                          Brown Desk
                                          For Fax and printer
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             500.00 InUse          Grand Junction Office
                                          6' folding table
                                          Tech Support, Cas station
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             325.00 InUse          Grand Junction Office
                                          two chairs
                                          For our customers to sit in
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             225.00 InUse          Grand Junction Office
                                          Office Chair
                                          For me to sit and spin!!
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory                    InUse          Grand Junction Office
                                          Maple  book shelf
                                          keep supplies on
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             250.00 InUse          Grand Junction Office
                                          red wood desk
                                          Tech Support
                                          To put my stuff on
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             250.00 InUse          Grand Junction Office
                                          Brown Desk
                                          For Fax and printer
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Black cabinet                                  125.00 InUse          Grand Junction Office
------------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory             450.00 InUse          Grand Junction Office
                                          Fan
                                          cause it's hot
------------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory                    Cannibalized   Grand Junction Office
                                          2 fans
                                          1 in classroom
                                          1 in office lobby
------------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory                    Cannibalized   Grand Junction Office
                                          Black File Cabinet
                                          Classroom
------------------------------------------------------------------------------------------------------------------------------------
Other items                               Converted from FI Online Inventory                    Cannibalized   Grand Junction Office
                                          File cabinet
                                          to keep files in
------------------------------------------------------------------------------------------------------------------------------------
Other items               Westclox        2 wall clocks                                   25.00 InUse          Grand Junction Office
------------------------------------------------------------------------------------------------------------------------------------
Work Station                              Converted from FI Online Inventory             775.00 InUse          Grand Junction Office
                                          Compaq Lte Elite 4/50CX Laptop
                                          24 meg ram
                                          800 meg hd
                                          Tech Support
                                          Win95
------------------------------------------------------------------------------------------------------------------------------------
Work Station                              Converted from FI Online Inventory             850.00 InUse          Grand Junction Office
                                          AMD K6 350 96meg ram 4gig hd 40x cdrom
                                          16meg Number 9 Video Card Tektronix
                                          17' monitor ESS sound card 3 1/2
                                          Floppy drive IBM 10/100 card Basic
                                          Speakers Tech support Windows 98
                                          Internet Explorer 5.5 Netscape
------------------------------------------------------------------------------------------------------------------------------------
Work Station                              Converted from FI Online Inventory             875.00 InUse          Grand Junction Office
                                          IMac
                                          Tech Support
                                          MAC OS 9
                                          IE 5
                                          iTools
                                          QuickTime Player
                                          Sherlock 2
                                          World Wide Web Weaver 3.0.2 PPC

------------------------------------------------------------------------------------------------------------------------------------


                                       18


Telephone Equipment                       Converted from FI Online Inventory             550.00 InUse          Grand Junction Office
                                          Comdial Impact phone
                                          Office Use
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory             450.00 InUse          Grand Junction Office
                                          World PPS/4
                                          Paper shreader
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory                    InUse          Grand Junction Office
                                          Panasonic Fax
                                          to fax and make copies
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory                    Unknown        Grand Junction Office
                                          Sharp EL 2192GII
                                          to calculate
------------------------------------------------------------------------------------------------------------------------------------
Wireless Equipment        Teletronics     11  meg  Wireless   Access  points  for               InUse          Grand Junction Office
                                          airport wireless Lan and Tower.
------------------------------------------------------------------------------------------------------------------------------------
Work Station              Gateway         Gateway   keyboard, Gateway   mouse,                  InUse          Grand Junction Office
                                          Boston speakers. Windows 2000, Office
                                          2000, used for
                                          Billmax,documents,office duties.
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory              45.00 InUse          Grand Junction Office
                                          Office Desk(Maple)
                                          Billing
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory              45.00 InUse          Grand Junction Office
                                          1 Gray Office chair
                                          Office Manager
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory              45.00 InUse          Grand Junction Office
                                          2Blue chairs
                                          customers in office
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory              45.00 InUse          Montrose Office
                                          Bissell vacuum
                                          Montrose office
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures    Unknown         Converted from FI Online Inventory              75.00 InUse          Montrose Office
                                          file cabinet
                                          Montrose office
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory              75.00 InUse          Montrose Office
                                          Storage cabinet
                                          Montrose Office
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             125.00 InUse          Montrose Office
                                          2 tables
                                          office display and tech bench
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory              50.00 InUse          Montrose Office
                                          3 plain chairs
                                          Montrose office
------------------------------------------------------------------------------------------------------------------------------------


                                       19


Furniture and Fixtures                    Converted from FI Online Inventory             125.00 InUse          Montrose Office
                                          Printer Stand and cabinet
                                          Montrose Office
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures    GE              Converted from FI Online Inventory              75.00 InUse          Montrose Office
                                          Small GE refrigerator.
                                          Montrose office
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures    GE              Converted from FI Online Inventory              75.00 InUse          Montrose Office
                                          GE microwave
                                          Montrose office
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures    Unknown         Converted from FI Online Inventory             150.00 InUse          Montrose Office
                                          2 desks
                                          Montrose office
------------------------------------------------------------------------------------------------------------------------------------
Furniture and Fixtures                    Converted from FI Online Inventory             325.00 InUse          Montrose Office
                                          Couch
                                          Montrose office
------------------------------------------------------------------------------------------------------------------------------------
Printer                   Xerox           Xerox          WorkCentre         470cx        495.00 InUse          Montrose Office
                                          printer/fax/copier
------------------------------------------------------------------------------------------------------------------------------------
Telephone Equipment       Bell South      Converted from FI Online Inventory             225.00 InUse          Montrose Office
                                          Bell South cordless phone.
                                          Montrose Office
------------------------------------------------------------------------------------------------------------------------------------
Telephone Equipment       Radio Shack     Converted from FI Online Inventory             175.00 InUse          Montrose Office
                                          Radio Shack system 612 phone
                                          Montrose Office
------------------------------------------------------------------------------------------------------------------------------------
Telephone Equipment       Radio Shack     Converted from FI Online Inventory             175.00 InUse          Montrose Office
                                          Radio Shack System 612 phone.
                                          Montrose Office
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics         Teletronics     wireless  lan card for use in  wireless        545.00 InUse          Montrose Office
                                          demos.
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics         Teletronics     Wireless   base    unit-for    wireless        575.00 InUse          Montrose Office
                                          connection in Montrose Office
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics         Andrew          antenna for  Montrose  Office  wireless         75.00 InUse          Montrose Office
                                          connection
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics                         Converted from FI Online Inventory             425.00 Cannibalized   Montrose Office
                                          1  Mac  keyboard,   1  PC  keyboard,  2
                                          generic   mice,  1  Mac  mouse,   Misc.
                                          cables.
                                          In-office setups
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics         Tripp lite      Converted from FI Online Inventory             325.00 InUse          Montrose Office
                                          Ripplite battery backup
                                          Montrose office computer
------------------------------------------------------------------------------------------------------------------------------------
Other Electronics         3COM            Converted from FI Online Inventory             400.00 InUse          Montrose Office
                                          3com Office Connect LAN Modem
                                          Montrose office computer.
------------------------------------------------------------------------------------------------------------------------------------
Monitor                   Dell            Converted from FI Online Inventory             325.00 Broken         Montrose Office
                                          Dell monitor-doesn't work well.
                                          in-office setups
------------------------------------------------------------------------------------------------------------------------------------


                                       20



Monitor                   Sceptre         Converted from FI Online Inventory             350.00 InUse          Montrose Office
                                          Sceptre 14' monitor.
                                          Montrose office computer.
                                          Used for inoffice setups.
------------------------------------------------------------------------------------------------------------------------------------
Work Station              Unknown         Pentium    133    computer,     Fellows        950.00 InUse          Montrose Office
                                          keyboard,  Microsoft  mouse. 96 mg ram.
                                          Windows    95.    Internet     Explorer
                                          5.5-Billmax functions,Tech support.
                         Outlook Express 5.5-Email,Tech
                                          support. Office 97-Word and excel
                                          documents.
------------------------------------------------------------------------------------------------------------------------------------
Monitor                   Gateway         Connected to Gateway workstation.                     InUse           Montrose Office
------------------------------------------------------------------------------------------------------------------------------------
Work Station              Gateway         Gateway   keyboard,    Gateway   mouse,               InUse           Montrose Office
                                          Boston speakers. Windows 98se, Office
                                          2000,              used             for
                                          Billmax,documents,office duties.
------------------------------------------------------------------------------------------------------------------------------------
Hub                       Unknown         Soho hub 208b                                  225.00 InUse           Montrose Tower
------------------------------------------------------------------------------------------------------------------------------------
UPS                       APC             apc 300                                         75.00 InUse           Montrose Tower
------------------------------------------------------------------------------------------------------------------------------------
Csu/Dsu                   FlexCom         Flexcom 8500 csu                               750.00 InUse           Montrose Tower
------------------------------------------------------------------------------------------------------------------------------------
Router                                    Converted from FI Online Inventory           1,190.00 InUse           Montrose Tower
                                          Cisco 2507 router
                                          Core router for WFI GJ Network
------------------------------------------------------------------------------------------------------------------------------------
Wireless Equipment        Teletronics     Teletronics wl200ap                            850.00 InUse           Montrose Tower
------------------------------------------------------------------------------------------------------------------------------------
Wireless Equipment        Teletronics     Teletronics xi-1500                            850.00 InUse           Montrose Tower
------------------------------------------------------------------------------------------------------------------------------------
Hon Black File  Cabinet -                                                                                       Durango Office
2 Door non locking
Monitor       -       KDS                                                                                       Durango Office
17"
1748TAA24001386
Workstation    -   Compaq                                                                                       Durango Office
Presario             7360
2h01dct6d0sy
Workstation - OEM                                                                                               Durango Office
UPS   -    APC    Battery                                                                                       Durango Office
backup      500VA
Eye on  Durango  web  cam                                                                                       Durango Office
01335802
Office Calculator Canon                                                                                         Durango Office
Black    3   door    file                                                                                       Durango Office
cabinet  1 locking
28k US Robotics Modem                                                                                           Durango Office
Sentry 1170 Locking safe                                                                                        Durango Office
Hon White 2 door  cabinet                                                                                       Durango Office
locking
2   door   Shaw    walker                                                                                       Durango Office
locking file cabinet
OKI Pacemark 4410 printer                                                                                       Durango Office
2 L shaped corner desks                                                                                         Durango Office
1 straight  White  office                                                                                       Durango Office
desk
5  shelved   white   book                                                                                       Durango Office
shelf
2  shelved   brown   book                                                                                       Durango Office
shelf
4 rolling office chairs                                                                                         Durango Office
sharp calculator el1801c                                                                                        Durango Office
labtec computer speakers                                                                                        Durango Office
onetouch             6850                                                                                       Durango Office
fax/copy/email/scanner
2     boston     computer                                                                                       Durango Office
speakers
gateway monitor 17"                                                                                             Durango Office
workstation   -   gateway                                                                                       Durango Office
win2k/256mb/name=silex/15gig
2     telrad      digital                                                                                       Durango Office
telephones
white dry erase board                                                                                           Durango Office
eye on  Durango  server -                                                                                       Durango Office
looks old.. 386?
Cisco  catalyst  24  port                                                                                       Durango Office
switch
linksys 2 port KVM switch                                                                                       Durango Office
small mail scale                                                                                                Durango Office
5 power strips                                                                                                  Durango Office
2 plantronics  hands free                                                                                       Durango Office
headset base stations


                                       21



small white desk                                                                                                Durango Office
plastic    rolling   file                                                                                       Durango Office
cabinet
monitor gateway ev700 17"                                                                                       Durango Office
workstation   -   gateway                                                                                       Durango Office
15gig/256mbram/name=ws-fi-dro-02.fidomain.local/730mhz/xp
telrad  digital   display                                                                                       Durango Office
phone w/ headset
UPS apc 4000                                                                                                    Durango Office
l shaped desk                                                                                                   Durango Office
4 shelf white book shelf                                                                                        Durango Office
monitor - Mitsubishi 17"                                                                                        Durango Office
workstation   -   gateway                                                                                       Durango Office
730mhz/256mb/ws-fi-dro-01.fi./15gig
small wood computer desk                                                                                        Durango Office
telrad  digital   display                                                                                       Durango Office
phone
viewsonic 17" monitor                                                                                           Durango Office
workstation             -                                                                                       Durango Office
233mhz/384mbram/name=sw-fi-dro-03/15gig
telrad    digital   phone                                                                                       Durango Office
with headset
UPS apc 4000                                                                                                    Durango Office
UPS apc 4000                                                                                                    Durango Office
small wood computer desk                                                                                        Durango Office
postage scale 5lbs                                                                                              Durango Office
old 5lb scale                                                                                                   Durango Office
steel 6 door desk                                                                                               Durango Office
2  door  nonlocking  file                                                                                       Durango Office
cabinet
5 shelf book shelf, brown                                                                                       Durango Office
2  cabinet   small  table                                                                                       Durango Office
tan/brown
1 rolling office echair                                                                                         Durango Office
3  black  rolling  office                                                                                       Durango Office
chairs
5 black waiting chairs                                                                                          Durango Office
misc postage boxes                                                                                              Durango Office
5 port smc hub                                                                                                  Durango Office
older fridge                                                                                                    Durango Office
5 shelf book shelf                                                                                              Durango Office
small     white     newer                                                                                       Durango Office
microwave
krups blender                                                                                                   Durango Office
LOTs   of    POPcorn    -                                                                                       Durango Office
thanks neil!
green floor standing lamp                                                                                       Durango Office
4x3 mail shelf/sorter                                                                                           Durango Office
2 door oak  file  cabinet                                                                                       Durango Office
non locking
mid  sized  computer  oak                                                                                       Durango Office
office desk
8 port hub                                                                                                      Durango Office
2 black waiting chairs                                                                                          Durango Office
1  office  gray   rolling                                                                                       Durango Office
chair
large  dry  erase   white                                                                                       Durango Office
board  10x4
small eureka vacuum push                                                                                        Durango Office
water dispenser                                                                                                 Durango Office
1 6" folding table                                                                                              Durango Office
3x table hole punchers                                                                                          Durango Office
1x table paper cutters                                                                                          Durango Office
2x  brown  5  shelf  book                                                                                       Durango Office


                                       22



shelves
3  red   rolling   office                                                                                       Durango Office
chairs
4 black waiting chairs                                                                                          Durango Office
gray    rolling    office                                                                                       Durango Office
echair
14" monitor                                                                                                     Durango Office
2x L shaped corner desks                                                                                        Durango Office
lots        of       misc                                                                                       Durango Office
copy/printer paper
1x mail sorter/shelf                                                                                            Durango Office
8 port linksys switch                                                                                           Durango Office
large 12" conf desk                                                                                             Durango Office
59x  highbred  cable  INC                                                                                       Durango Office
modem
aprox 35x 14-33k modems                                                                                         Durango Office
L shaped white desk                                                                                             Durango Office
workstation             -                                                                                       Durango Office
xp/p3/256mb/35gigHD
2 brown waiting chair                                                                                           Durango Office
like  new  13x   external                                                                                       Durango Office
28.8 modems
large   12x5  dry   erase                                                                                       Durango Office
white board
4 56k modem/external                                                                                            Durango Office
2    boxes    of    toner                                                                                       Durango Office
cartridges
1 black  standing  office                                                                                       Durango Office
lifht
5 shelf brown book shelf                                                                                        Durango Office
2 shelf brown book shelf                                                                                        Durango Office
2   door   locking   file                                                                                       Durango Office
cabinet
1 digital display phone                                                                                         Durango Office
2x  white  5  shelf  book                                                                                       Durango Office
shelf
2 door file cabinet                                                                                             Durango Office
3 door file cabinet                                                                                             Durango Office
aprox 20 33.6k modems                                                                                           Durango Office
3 cork boards                                                                                                   Durango Office
lots   of   misc    power                                                                                       Durango Office
cords/power bricks
large  dry  erase   white                                                                                       Durango Office
board
box    full   of    power                                                                                       Durango Office
supplies for cable modems
SERVER-           hybread                                                                                       Durango Office
cybermaster   2000d  rack
mount     server    stats
unknown
misc                                                                                                            Durango Office
books/paperwork/binders
2 door steel desk                                                                                               Durango Office
small 2 shelf book shelf                                                                                        Durango Office
2 door file cabinet                                                                                             Durango Office
small white board                                                                                               Durango Office
5 door hon file cabinet                                                                                         Durango Office
L shaped workstation desk                                                                                       Durango Office
monitor - gateway 17"                                                                                           Durango Office
workstation    -   apache                                                                                       Durango Office
256ram/pentium2/name=win98/4gig
workstation - iMAC                                                                                              Durango Office
UPS - APC 400                                                                                                   Durango Office
digital phone                                                                                                   Durango Office
5x power strips                                                                                                 Durango Office
monitor - gateway 17"                                                                                           Durango Office
workstation    -   apache                                                                                       Durango Office
winxp/192mb/250mhz/ws-fi-dro-04/10gig
telrad digital phone                                                                                            Durango Office
plantronics      wireless                                                                                       Durango Office
headset
8 port linksys switch                                                                                           Durango Office
4 door bedroom dresser                                                                                          Durango Office
mag 14" monitor                                                                                                 Durango Office
workstation - iMAC                                                                                              Durango Office
Workstation             -                                                                                       Durango Office
cannibalized
workstation     -     IBM                                                                                       Durango Office
Cannibalized 550p62l
small desk                                                                                                      Durango Office
L shaped workstation desk                                                                                       Durango Office
Monitor - apple color 14"                                                                                       Durango Office
dry erase whiteboard                                                                                            Durango Office
large      dry      erase                                                                                       Durango Office


                                       23



whiteboard
UPS - APC 400                                                                                                   Durango Office
workstation     -     PCS                                                                                       Durango Office
p3500    80318668
Monitor - NEC 14"                                                                                               Durango Office
UPS - APC 400                                                                                                   Durango Office
small suitcase                                                                                                  Durango Office
Zip Drive parallel                                                                                              Durango Office
digital phone                                                                                                   Durango Office
workstation             -                                                                                       Durango Office
10gig/amd/256mb/name=florida/win2k
box of misc software                                                                                            Durango Office
misc  computer  parts and                                                                                       Durango Office
wires
small   rolling  1  shelf                                                                                       Durango Office
stand
3 rolling office chairs                                                                                         Durango Office
3 rolling office chairs                                                                                         Durango Office
magnifying glass lamp                                                                                           Durango Office
monitor emachines 17"                                                                                           Durango Office
intel digital webcam                                                                                            Durango Office
4x power strips                                                                                                 Durango Office
plantronics      wireless                                                                                       Durango Office
headset
optimus    d600l    1.5mp                                                                                       Durango Office
digital camera + case
3   door    maroon   file                                                                                       Durango Office
cabinet
steel table                                                                                                     Durango Office
floor fan                                                                                                       Durango Office
misc cables                                                                                                     Durango Office
small desk                                                                                                      Durango Office
Sony boom box                                                                                                   Durango Office
leather    brown   office                                                                                       Durango Office
rolling chair
small blue rolling chair                                                                                        Durango Office
2   door   file   cabinet                                                                                       Durango Office
locking
4 door wooden large desk                                                                                        Durango Office
presentation board/stand                                                                                        Durango Office
4shelf/2door wooden shelf                                                                                       Durango Office
3x  4   door   Hon   file                                                                                       Durango Office
cabinets\
step    deck     exercise                                                                                       Durango Office
machine
misc tradeshow stuff                                                                                            Durango Office
Server    -     gladstone                                                                                       Durango Office
webserver
server   -   teranode   -                                                                                       Durango Office
NOC.frontier.net
server    -    apache   -                                                                                       Durango Office
animas.frontier.net
DNS/webhosting
server   -   teranode   -                                                                                       Durango Office
epd.frontier.net
server - lemon DNS                                                                                              Durango Office
server                  -                                                                                       Durango Office
DSL-cache.frontier
server -  lizard  web/ssl                                                                                       Durango Office
server
server -  peidra  billmax                                                                                       Durango Office
server
server - proxy web cache                                                                                        Durango Office
server - backup  tftp                                                                                           Durango Office
server-   gila   -   unix                                                                                       Durango Office


                                       24

hosting
server -  pastorius  - nt                                                                                       Durango Office
hosting server
server - tools -  trouble                                                                                       Durango Office
ticket server
server  - pike  -  radius                                                                                       Durango Office
server(backup)
server  -  acorn  -  cali                                                                                       Durango Office
billmax server
server - ns1.frontier DNS                                                                                       Durango Office
Cybex 8 port KVM switch                                                                                         Durango Office
patch panel                                                                                                     Durango Office
24 port addtron switch                                                                                          Durango Office
cisco    catalyst    1900                                                                                       Durango Office
switch
cisco    catalyst    2900                                                                                       Durango Office
switch
cisco    catalyst    2900                                                                                       Durango Office
switch
4x adtran TSU T1 Modems                                                                                         Durango Office
Cisco 3600                                                                                                      Durango Office
Cisco 2600                                                                                                      Durango Office
Cisco     pro      Access                                                                                       Durango Office
solutions core3.dgo
2x t1 modems???                                                                                                 Durango Office
ONS150    Open    network                                                                                       Durango Office
server
monitor 14" magnavox                                                                                            Durango Office
9x  portmaster 3                          4 of these are on leases                                              Durango Office
24 switch                                                                                                       Durango Office
9x  t1  modem  +  holding                                                                                       Durango Office
shelf
cisco 2600                                                                                                      Durango Office
Cisco AGS+  core4.dgo                                                                                           Durango Office
4x 24port patch panel                                                                                           Durango Office
monitor 14" sceptre                                                                                             Durango Office
Misc spare HDs                                                                                                  Durango Office
Misc spare cables                                                                                               Durango Office
Siecor fiber something?                   Possibly belongs to Qwest                                             Durango Office
DS1 patch panel                                                                                                 Durango Office
FLM 150 ADM                                                                                                     Durango Office
3x Lorain power systems                                                                                         Durango Office
Tecmar tapedrive                                                                                                Durango Office
monitor - 14" sceptre                                                                                           Durango Office
monitor    -   14"    Nec                                                                                       Durango Office
Multisync
digital phone                                                                                                   Durango Office
brother labeler machine                                                                                         Durango Office
Argus      RSM      48/10                                                                                       Durango Office
rectifier power system
server  -  telrad   phone                                                                                       Durango Office
system server/AT
monitor - 14" misubishi                                                                                         Durango Office
8x telrad digital phones                                                                                        Durango Office
4x  plantronics   headset                                                                                       Durango Office
bases
5 shelf book shelf, white                                                                                       Durango Office
Bogen    ProHold.    Hold                                                                                       Durango Office
system
Telrad   digital  Key  BX                                                                                       Durango Office
8/18 system
server        -       sun                                                                                       Durango Office
sparcstation 5
At&t              starWAN                                                                                       Durango Office
multiprotocol brouter
misc NICs                                                                                                       Durango Office
Possible     cisco    ISO                                                                                       Durango Office
modules...cant get to
mics    25pair/50pair/200                                                                                       Durango Office


                                       25

pair cables
wireless  antenna  cable,                                                                                       Durango Office
50ft aprox
craftsman    steel   tool                                                                                       Durango Office
holder
workstation - canabolized                                                                                       Durango Office
dewalt cordless drill                                                                                           Durango Office
wooden stool                                                                                                    Durango Office
hoover dry vac                                                                                                  Durango Office
misc          canabolized                                                                                       Durango Office
computer parts
3x extension cords                                                                                              Durango Office
monitor 14" optiquest                                                                                           Durango Office
monitor 14" apple color                                                                                         Durango Office
workstation     -    dell                                                                                       Durango Office
dimension p133v
UPS - APC 2200                                                                                                  Durango Office
workstation   -  powermac                                                                                       Durango Office
7100/80
3x steel  armless  chairs                                                                                       Durango Office
- brown
Foundry          Netowrks                                                                                       Durango Office
serverlromXL
Printer - HP laserjet 5P                                                                                        Durango Office
4x   microcom    ISPortre                                                                                       Durango Office
casis w/ line cards
4x portmaster 2e's                                                                                              Durango Office
server - SAG  electronics                                                                                       Durango Office
(old piedra?) canabolized
portmaster 3                                                                                                    Durango Office
computone  power  rack  -                                                                                       Durango Office
picesso1
fellows papper shredder                                                                                         Durango Office
2x telbit t3000                                                                                                 Durango Office
misc             ethernet                                                                                       Durango Office
cables/extension
cords/power cables
8x  workstations  - older                                                                                       Durango Office
canabolized (AT)
Misc          electrician                                                                                       Durango Office
hardware/tools
2x command  expansions  -                                                                                       Durango Office
KVM switch
muratec fax machine                                                                                             Durango Office
2x dsi 24 port hubs                                                                                             Durango Office
6 port hub                                                                                                      Durango Office
2 shelf roll away table                                                                                         Durango Office
aprox   20ft   of   table                                                                                       Durango Office
runway
CPI  aluminum  9ft server                                                                                       Durango Office
rack
misc   punch   down/patch                                                                                       Durango Office


                                       26


panels
misc old power supplies                                                                                         Durango Office
misc power strips                                                                                               Durango Office
4   shelf   book   shelf,                                                                                       Durango Office
wood, white
teleboot ?                                                                                                      Durango Office
17" Sony 200SX Monitor                                                                                          Durango Office
2 Adtran TSU                                                                                                    Durango Office
4 - Cisco V.35 Cables                                                                                           Durango Office
BackUps 200                                                                                                     Durango Office
Compaq Persaio Laptop                                                                                           Durango Office
Speedstream ADSL                                                                                                Durango Office
Sun 17" Monitor                                                                                                 Durango Office
Cisco 2501                                                                                                      Durango Office
Cisco 2501                                                                                                      Durango Office
2620 + WIC1CSU                                                                                                  Durango Office
2620 + 4T1IMA                                                                                                   Durango Office
HP Desktop 384Mb Ram                                                                                            Durango Office
Compaq Armada 1700 Laptop                                                                                       Durango Office
133     mhz     Bandwidth                                                                                       Durango Office
Limiting Box
266 Mhz 64MB old computer                                                                                       Durango Office
Compaq   Desktop   700mhz                                                                                       Durango Office
Celeron 8gb disk
1850R   Dual  P3   600mhz                                                                                       Durango Office
512MB 2-9gb SCSI
Sun Ultra5 300mhz 512Mb                                                                                         Durango Office
Sparc 5 Broken                                                                                                  Durango Office
ServerIron XL                                                                                                   Durango Office
ServerIron XL                                                                                                   Durango Office
17" Optiquest Monitor                                                                                           Durango Office
KDS 15"                                                                                                         Durango Office
OfficeUps 400                                                                                                   Durango Office
OfficeUps 200                                                                                                   Durango Office
T1 DSU/Csu                                                                                                      Durango Office
T1 DSU/Csu                                                                                                      Durango Office
T1 DSU/Csu                                                                                                      Durango Office
13db Panel Antenna                                                                                              Durango Office
8db Omni Antenna                                                                                                Durango Office
Silver 802.11b Card                                                                                             Durango Office
15" Flat Panel Monitor                                                                                          Durango Office

             frontier.net
             froniter.net
             fronteir.net
      westernfrontier.net
              durango.net
        ci.montrose.co.us
            dolores.co.us
             pagosa.co.us
           bayfield.co.us
             mancos.co.us
            sanjuan.co.us
             cortez.co.us
            ignacio.co.us
          montezuma.co.us
          silverton.co.us
                  wic.net


          1031taxinfo.com
           450east3rd.com
               4cglad.org
           4cornersag.com
        4cornersrally.com
             77outfit.com
                81301.com
           888durango.com
           888durango.net
           888durango.org
         abbeytheatre.com
             accuturn.com
     adventurestudies.com
               aircav.org
          alphaholics.com
      alpineanalytics.com
           alpinedata.com
    americancustomeng.com
         amswloghomes.com
         anotherplanet.to
              anukite.com
 arcade-machine-sales.com
        artistscolony.com
           asadurango.com
           asadurango.org
    asianantiques-art.com
            aspenvail.com
           asset-pack.com
          azteccoinco.com
backcountryexperience.net
backcountryexperience.org
      bakersbridgevet.com
               basdig.com
           bauengroup.com
    bayfieldcochamber.org
           bbinternet.com
             bearbonz.com
 benchmarklearninginc.com
           bgsleather.com
    biblebaptistaztec.org
    birthingthefuture.com
  blackcanyonclassics.org
    blakebrockermeyer.org
           blindlogic.com
   bluemesaexcavation.com
         bologneseusa.com
     boonewroughtiron.com
       bootjack-ranch.com
bottomdrawerclothingco.com
                boure.com
           bradjensen.com
  brightoncustomhomes.com
      brimstonecondos.com
        brintonrealty.org
brookstonecondominiums.com
              btacomm.com
   buenavistabuilders.com
  buffalo-trading-post.org
burlington-kentucky-bed-
and-breakfast-cincinnati-ohio.com
           buydurango.com
                buygj.com
       bwriograndeinn.com
     ca-bed-breakfast.com
  california-redwoods.com
                callc.biz
 campbell-contracting.com
            carlton32.com
         casalalaguna.com
             casamesa.org
   catsloveflintriver.com
              ccea-nm.org
             centerce.com
             centerce.org
          chapmanhill.org
      chateauflambeau.com
         cheyannewest.com
       chezgrand-mere.com
        chimneyrockco.org
 christianmothergoose.com
    christopherbryant.com
            circlejay.com
         clarkeagency.net
       classic-angler.com
classicalarrangements.com
       clearwaterfarm.com
          clienttrain.com
          clienttrain.net
          clienttrain.org
            cltescrow.com
           coffeemine.com
         coincrafters.com
       colomtnholiday.com
        colorado-land.org
colorado-mountain-vacation.com
colorado-real-estate-for-sale.com
  colorado-realestate.org
colorado-ski-resort-co-
skiing-snowboarding-rocky-mountain.com
  colorado-springs-co.com
colorado-vacation-guide.com
 coloradorimrockhomes.com
      coloradotropies.com
    coloradovictorian.com
         colvigsilver.com
    colvigsilvercamps.com
         companytrain.com
         companytrain.net
         companytrain.org
   continuingedonline.com
   continuingedonline.org
          cookingoncd.com
           corteznews.com
       cortezsentinel.com
          cowboyforge.com
           coyotepass.com
        crossbarxcamp.org
           ctkdurango.org
    custom-gas-grills.com
        customertrain.com
        customertrain.net
        customertrain.org
          cyworldtalk.com
              d-r-e-w.com
                 dafm.org
          daltonranch.com
       dandelionpress.com
              dandkcm.com
              dasteel.com
           davidgalus.com
       daysinndurango.com
            dialoilco.com
               diffuse.tm
   digeratinetworking.com
            direct2tv.com
         disantohomes.com
distancelearningsolutions.com
distancelearningsolutions.net
distancelearningsolutions.org
   dogsloveflintriver.com
         doloreswater.com
dolphinjourneysfordeafchildren.com
       domegreenhouse.com
     donrithpaintings.com
doorcountybedandbreakfast.com
             dosamigos.us
              drhs315.org
           duranglers.com
              durango.org
           durango4x4.com
           durangoarc.org
          durangoarea.com
   durangoareachamber.com
         durangoblues.org
        durangobroker.com
  durangocancercenter.com
      durangocolorado.com
      durangoconcerts.com
   durangoconventions.com
       durangodogpark.com
      durangodogranch.com
          durangodoor.com
 durangofarmersmarket.org
          durangofilm.com
        durangoharley.com
         durangohomes.net
        durangohotels.com
          durangoland.com
           durangolaw.com
         durangolions.org
durangolodgingassociation.com
        durangomotels.com
            durangopc.com
   durangophotography.com
       durangorafting.com
       durangorealtor.net
       durangorentals.com
           durangosda.org
        durangosoccer.com
        durangosports.com
       durangosunrise.com
durangotravelservices.com
          duttoncreek.com
  eaglepeakoutfitters.com
             earth-21.com
         earthshelter.com
 edelweiss-needlework.com
              edonnet.com
    elkmountainresort.com
          elkstoneinn.com
       elongated-coin.com
            emirivers.com
 eureka-ca-inn-lodging.com
eureka-springs-bed-and-breakfast.com
           fallscreek.org
               fasguy.com
 financialhealthgroup.org
     flint-river-food.com
    flintriverdogfood.com
         flyingcayuse.com
              formlib.com
             formslib.com
        fourcornersag.com
    fourcornershernia.com
     fourcornersrally.com
         fruitarealty.com
      funcentercycles.com
             ganzerla.org
               garrhs.com
            gaspasser.com
      gjmuscletherapy.net
           globaltech.org
           golfpagosa.com
              goodbug.com
         gratefulhead.org
 gratefulheadorganics.com
             greatauk.com
  greenbuttonpictures.com
       greenhousedome.com
          growingdome.com
        growingspaces.com
             grushkin.com
                 gvis.com
     harshalomdurango.org
       hawaii-visitor.com
      hebervalleybank.com
        herbalerotics.com
        hermosa.perki.net
      hisincorporated.com
      homesanctuaries.com
   honeyvillecolorado.com
       hotspotdurango.com
        hsrodeohorses.com
              hunabku.net
              indacad.com
     indianmotorworks.com
  insulating-machines.com
         irishimports.com
            iscriptdb.com
           itsallwood.com
           itsyourbag.com
          jakwayhouse.com
            janelbarr.com
         janncpitcher.com
         javelinpress.com
        jennyproducts.com
           jetairfans.com
             jhouston.com
        jicarillahunt.com
           jimwotkyns.com
jontuthillconstruction.com
              joysinc.com
            joywilson.com
  jrdesignengineering.com
       kaleighpitcher.com
         kaleipitcher.com
       kangergarealty.com
         keeseemotors.com
              keilman.org
            kentemple.com
             kewlkidz.com
               killey.com
             kingcage.com
            kirkjames.com
            knightops.com
             korsgren.net
            l-heureux.com
            lankablue.com
     laplatadocuments.com
          laplatainfo.com
       laplatawelcome.com
        ldicksonphoto.com
lightsourcephotography.com
            loan-pack.com
         logfinishers.com
          loripreusch.com
        loshermanitos.com
       lovescreations.com
              maceyak.com
   maiideeshgiizhinii.com
         mancosfiddle.com
       mariasbookshop.com
    marilyn-redvelvet.com
       marilynfineart.com
    martinrollgallery.com
 mastersoncontruction.com
  masterworksinbronze.com
             mcalvany.com
         mcdaniel-law.com
              mcibags.com
           mcsd.k12.co.us
         mercydurango.org
     mesacolorjobshop.com
          metal-typer.com
            minehoist.com
             minetour.com
   miningequipmentinc.com
     montezumajournal.com
      montezumavalley.com
       moonlakeresort.com
      mountainherbals.com
      mountainjournal.org
  mountainrosegallery.com
   mountplainsmuseums.org
               mslabs.com
               mtnh2o.com
        mtwest-fruita.com
           musicdials.com
            mvjournal.com
         mylesguitars.com
 nathanielsofcolorado.com
           nedoverend.com
         neffservices.com
           netconcorp.com
              new-air.com
  nighthawkpolocrosse.com
              nkcmine.com
          normaengman.com
            oddthings.org
                 ogap.org
 oharasjamsandjellies.com
             oil-pack.com
     olslearningstore.com
     olslearningstore.net
     olslearningstore.org
onlinelearningsolutions.com
onlinelearningsolutions.net
onlinelearningsolutions.org
        optimark-tech.com
      organiccolorado.org
           oslcpagosa.org
          ospreypacks.com
ouraycountyhistoricalsociety.org
      outwestsaddlery.com
       overseasavjobs.com
overthehilloutfitters.com
pagosacentralmanagement.com
              pagosah.com
      pagosaskirental.com
         pagosasmiles.com
         pals4schools.com
           paperlight.com
      pathfinderworks.org
       paths2wellness.com
            paullemon.com
           ped-fruita.com
 pegisvictorianparlor.com
       peruvianhorses.com
    pescador.cortez.co.us
   petsloveflintriver.com
       pinerivertimes.com
     plowtrucktheater.com
      polocrosseequip.com
       polocrossequip.com
              prancer.com
      purgatorydesign.com
      purgatoryresort.com
     purgatoryskiteam.org
          quailgarden.com
    quetzalbiomedical.com
         quetzalcoatl.com
         ranchovedado.com
       ravenseyepress.com
              raymino.com
   realestate-durango.com
    realestatecollege.com
realestatecollegeofcolorado.com
    realestatedurango.net
            realgeeks.net
         rebergallery.com
       redlandsdesign.com
  redvelvetcollection.com
          ridedurango.com
              rmcbolm.org
                 rmcf.net
       rockingypoodle.com
rockymountainoutfitters.com
            rocsplace.com
    rodewayinndurango.com
             rpphotos.com
     safesolutionsllc.com
sanjuanbasintechschool.org
      sanjuancitizens.org
           sanjuanski.com
        sanjuantimber.com
   sanjuantrailriders.org
       santaritapress.com
           saulscreek.com
  screenwritersutopia.com
  screenwritingawards.com
    screenwritingexpo.com
   sealcoincorporated.com
      seniorsoutdoors.org
                sequel.tm
      serveflintriver.com
         shapedesigns.com
shepherdsvalleyalpacas.com
      silverpicklodge.com
    silvertonmountain.com
      silvertonschool.org
               sjbocs.org
       sjcpartnership.org
           skabrewing.com
            skipagosa.com
           snowcatski.com
        snowcatskiing.com
          snowstudies.org
           soundtraxx.com
    southernutemuseum.org
southwestlandservices.com
            sportsrug.com
      standardalcohol.com
          stationlink.com
  stevecrowrealestate.com
            stonepeak.com
       strawbalehomes.com
          style-crete.biz
           stylecrete.biz
        sueandlewinns.com
            summitski.com
               sundag.com
            sundagger.net
         supercatfood.com
                 swcb.com
             tax-pack.com
               tcares.com
            terrateks.com
         thebankforme.com
         themillworks.com
       thewestdurango.com
        thewitcompany.com
         think-wealth.com
           thinklight.com
           third-star.com
             tid-bits.com
            tie-online.org
           timberframe.ws
      toh-atingallery.com
     totahcreditunion.com
     trashterminators.org
      truckeeriverrit.com
         turnerguides.com
      ultrafinefinish.com
       unitedway-swco.org
         upperpinefpd.org
      vacationdurango.com
          viewdurango.com
         vintage-tech.com
              w2-1099.com
       walkerriverrit.com
            waterinfo.org
          waynejustus.com
               wccbsa.org
           wccongress.org
          wells-group.com
               wesodi.com
 westerncapitalinvest.com
       wildflower-inn.com
            wildmenus.com
            wildshots.com
           wileywales.com
 windriver-timberframes.com
          wintheranch.com
               wktool.com
 wolfcreekbackcountry.com
     worldbibleschool.net
           wrcdurango.org
        writersonline.com
                 wsnu.com
               yemmei.org
         youth4change.com
             ziariver.com
            zionlight.com
            zionlight.net
      zirconcontainer.com

                                  BILL OF SALE


KNOW ALL MEN BY THESE PRESENTS, That DURANGONET, INC., a Colorado corporation d/b/a FRONTIER INTERNET, INC., a wholly owned subsidiary of INTERNET VENUTERS, INC. of the County of La Plata, State of Colorado (Seller), for and in consideration of ONE MILLION THREE HUNDRED THOUSAND and no/100 Dollars ($1,300,000.00), to Seller in hand paid, at or before the ensealing or delivery of these presents by BRAINSTORM INDUSTRIES, INC., a Colorado corporation, of the County of La Plata, State of Colorado (Buyer), the receipt of which is hereby acknowledged, has bargained and sold, and by these presents does grant and convey unto the said Buyer, its personal representatives, successors and assigns, the following property, goods and chattels, to wit:

                  a. All tangible customers, personal property, furniture, fixtures, equipment, domain names, current and past customer lists of broadband/New Edge customers, billing and accounting systems, supplies, supplier contracts, accounts receivable, goodwill, and other assets owned by Seller and used in connection with the Business on the date of this Agreement, plus all additions and replacements added prior to Closing, including but not limited to the items described on Exhibit "A".

                  b. All intangible personal property owned by Seller and used in connection with the Business, including but not limited to any rights Seller has in the use of the trade name or trademark "Frontier Internet", all Domain Names and websites, including but not limited to the website located at http://www.frontier.net and all information posted thereon, licenses, copyrights, telephone numbers, and all other intellectual property rights used in the Business.

                  c. The right to the assignment of the existing leases for the Business premises located at the following addresses:

                  1 West Main Street                 777 Main Ave.
                  Cortez, CO 81321                   Durango, CO 81301


                  Four Seasons Mall                  634 Main Street
                  16367 S. Townsend                  Suite 1
                  Montrose, CO 81401                 Grand Junction, CO 81501

TO HAVE AND TO HOLD the same unto the said Buyer, its personal representatives, successors and assigns, forever. The said Seller covenants and agrees to and with the Buyer, its personal representatives, successors and assigns, to WARRANT AND DEFEND the sale of said property, goods and chattels, against all and every person or persons whomever. When used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.
IN WITNESS WHEREOF, the Seller has executed this Bill of Sale this day of July, 2003.

DurangoNet, Inc, a Colorado corporation d/b/a Frontier Internet, Inc., a wholly owned subsidiary of Internet Ventures, Inc.
By:

------------------------            ----------------------
_______________, President          ______________, Secretary

STATE OF                                             )
         --------------------------------------------
                                    )ss.
County of                                            )
          -------------------------------------------

     The foregoing instrument was acknowledged before me this ___ day of July, 2003, by ________________ as President and ________________ as Secretary of
DurangoNet, Inc, a Colorado corporation d/b/a Frontier Internet, Inc., a wholly owned subsidiary of Internet Ventures, Inc., Seller.

Witness my hand and official seal.

My commission expires:

                                    ----------------------------------------
                                                              Notary Public